Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Maturity of Sales-type Lease Receivables (Details) $ in Thousands	Dec. 31, 2023 USD ($)
2024	$ 65,811
2025	24,541
2026	6,038
2027	4,193
2028	3,154
Total undiscounted cash flows	103,737
Lease receivable	$ 41,901